Exhibit 23.1



                          INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in the Registration Statement on Form S-8 (Registration No. 333-87973) of our report dated January 28, 2000 on the financial statements included in the 1999 annual report on Form 10-KSB/A of I.D. Systems, Inc.



/s/ Richard A. Eisner & Company, LLP

New York, New York
April 20, 2000




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